UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 8, 2017

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11919 (Commission File Number)	84-1291044 (I.R.S. Employer Identification Number)

9197 S. Peoria Street, Englewood, CO (Address of principal executive offices)		80112-5833 (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 8, 2017, TeleTech Holdings, Inc. issued a press release announcing its financial results for its fiscal fourth quarter and fiscal year ended December 31, 2016.  A copy of the March 8, 2017 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

TeleTech Holdings, Inc. plans to file its Annual Report on Form 10-K for the period ending December 31, 2016 with the U.S. Securities and Exchange Commission no later than March 16, 2017, and based on currently available information, does not expect the financial results reflected in that filing to be materially different to what is presented in the press release.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 and attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Press release of TeleTech Holdings, Inc. dated March 8, 2017, reporting TeleTech’s financial results for the fiscal fourth quarter and fiscal year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TeleTech Holdings, Inc.
(Registrant)

Date: March 8, 2017	By:	/s/ Regina M. Paolillo
Regina M. Paolillo,
Chief Financial Officer